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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 22, 2005

                          DOCUMENT SCIENCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   000-20981               33-0485994
  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

                 5958 Priestly Drive
                Carlsbad, California                             92008
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (760) 602-1400

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02.   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
             AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On December 29, 2005, Document Sciences Corporation issued a press release announcing that the Company's previously issued financial statements for each reporting period during the timeframe from January 1, 1999 through September 30, 2005, will be restated and such financial statements should no longer be relied upon. The Company reached this determination following discussions with Ernst & Young LLP, the Company's independent public accounting firm, and the U.S. Securities and Exchange Commission relating to the Company's historical accounting policy regarding revenue recognition for annual software licenses. The decision to restate the Company's financial statements was made by the Board of Directors on December 22, 2005, following the recommendation of management.

     The restatement will revise the Company's revenue recognition policy for annual software licenses to utilize a methodology whereby the initial license fee revenue of the annual software licenses will be recognized ratably over the contract period rather than at the inception of the contract. The restatement will primarily result in changes to the revenues and operating expenses line items as reported in the Consolidated Statement of Operations and the deferred revenue line on the Consolidated Balance Sheet.

     A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c)   Exhibits:

       The following exhibit is furnished with this Current Report on Form 8-K:

       EXHIBIT
       NUMBER       DESCRIPTION OF EXHIBIT
       -------      ------------------------------------------------------------
       99.1         Press release, dated December 29, 2005.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 29, 2005

                                        DOCUMENT SCIENCES CORPORATION


                                        By:   /s/ John L. McGannon
                                              ----------------------------------
                                        Name: John L. McGannon
                                        Its:  President, Chief Executive Officer
                                              and Chief Financial Officer

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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER       DESCRIPTION
       -------      ------------------------------------------------------------
       99.1         Press release, dated December 29, 2005.

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